UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 17, 2019

Pfenex Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36540	27-1356759
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10790 Roselle Street

San Diego, CA 92121

(Address of principal executive offices, including zip code)

(858) 352-4400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 17, 2019, the Compensation Committee of our Board of Directors approved (i) the annual base salaries for fiscal 2019 for our current principal executive officer, principal financial officer, and named executive officer, (ii) target bonus opportunities for fiscal 2019 (as a percentage of base salary) for our current principal executive officer, principal financial officer, and named executive officer, (iii) the payment of various cash bonuses for the fiscal year ended December 31, 2018 pursuant to our 2018 Incentive Compensation Plan (“2018 Bonus Plan”), and (iv) the grant of stock options pursuant to our 2014 Equity Incentive Plan (“2014 Plan”), each as more fully described below:

Name	Position	Annual Base Salary (Fiscal 2018)	Annual Base Salary (Fiscal 2019)(1)	2019 Target Bonus Opportunity (as a % of Base Salary)	2018 Bonus Plan(2)	Shares Subject to Stock Options(3)
Evert B. Schimmelpennink	Chief Executive Officer, President and Secretary	$551,200	$580,000	50%	$261,820	300,000
Susan A. Knudson	Chief Financial Officer	$330,000	$350,000	35%	$113,190	59,000
Patrick K. Lucy	Chief Business Officer	$355,980	$367,000	35%	$117,117	59,000

(1)	Base salary increases are effective as of February 17, 2019.
(2)

Bonuses are conditioned upon the occurrence of certain specified milestones and are subject to reduction in the event certain specified milestones are not met within the timeline set by the Compensation Committee.

(3)

The options have a grant date of the first trading day of February 2019. 25% of the shares subject to the options are scheduled to vest on February 1, 2020, and the remaining shares subject to the options are scheduled to vest in equal monthly installments thereafter such that all shares shall be fully vested on February 1, 2023, subject to continued status as a service provider on each such vesting date.

The option awards described above are subject to the terms and conditions of our 2014 Plan and the applicable forms of agreement, which have been previously filed with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PFENEX INC.

Date: January 22, 2019	By:	/s/ Evert B. Schimmelpennink
Evert B. Schimmelpennink
Chief Executive Officer, President & Secretary (Principal Executive Officer)